UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

uBid.com Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer
Identification No.)

8725 W. Higgins Road, Suite 900 Chicago, Illinois 60631
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 7, 2007 the Board of Directors of uBid.com Holdings, Inc. (“Company”) accepted the resignations of Stuart Romenesko and Paul Traub as directors of the Company. Immediately after accepting these resignations, the remaining members of the Board of Directors elected Mary Jeffries, President & COO of Petters Group Worldwide, LLC and David Baer, Chief Legal Officer of Petters Group Worldwide to fill the vacant seats created by the resignations of Mr. Romenesko and Mr. Traub. Ms. Jeffries and Mr. Baer are employees of Petters Group Worldwide and their election was at the request of Thomas J. Petters a shareholder of the Company and the sole member of the Petters Group Worldwide. The compensation that is regularly paid to non-management directors of the Company for serving on the Board of Directors of the Company will be paid to Petters Group Worldwide instead of Ms. Jeffries and Mr. Baer.

Prior to joining Petters Group in 2005, Ms. Jeffries owned her own management consulting company focused in the areas of strategy, operations and finance. Previously, Ms. Jeffries was General Partner and Chief Operating Officer for St. Paul Venture Capital, a large early-stage venture capital firm and Chief Operating Officer of WeberShandwick, an international public relations and marketing communications company. Ms. Jeffries currently serves on the boards of several Petters Group Worldwide companies and on the Board of Directors for Famous Dave’s of America, as well as several early-stage venture funded companies.

Prior to joining Petters Group in 2003, Mr. Baer was an attorney at Leonard, Street and Deinard, where he practiced corporate law.  In 2006 he was named one of the Top 15 Lawyers in Minnesota by Minnesota Lawyer. He received his B.A. from the University of Minnesota and his law degree from the William Mitchell College of Law. Mr. Baer also serves on the boards of several Petters Group Worldwide companies.

In connection with their election to the Board, each Ms. Jeffries and Mr. Baer personally received a ten-year option to purchase 50,000 shares of the Company’s Common Stock at $1.48 per share.

Except as set forth herein, there is not currently, nor has there been since the beginning of the Company’s last fiscal year, any transaction with the Company in which Ms. Jeffries or Mr. Baer have or had a direct or indirect material interest.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1    Press release dated March 12, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2007

UBID.COM HOLDINGS, INC.

By	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr. Vice President, Finance

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K
Date of Report:	Commission File No.:
March 7, 2007	000-50995

UBID.COM HOLDINGS, INC.

EXHIBIT NO.	ITEM

99.1	Press release dated March 12, 2007

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